SUPPLEMENT DATED MAY 1, 2002

TO

PROSPECTUS DATED APRIL 30, 2002

FOR

FUTURITY VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective May 1, 2002, the Goldman Sachs VIT CORESM Large Cap Growth Fund will no longer be an available investment option under your Contract. All shares of Goldman Sachs VIT CORESM Large Cap Growth Fund have been substituted with shares of AIM V.I. Growth Fund.

All references to Goldman Sachs VIT CORESM Large Cap Growth Fund in the Prospectus are deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.